Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of MedSource Technologies, Inc., (The "Company") on Form 10-Q for the period ended March 28, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William J. Kullback, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          2. The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  May 10, 2004

                                        /s/ William J. Kullback
                                        ----------------------------------------
                                        William J. Kullback
                                        Senior Vice President -- Finance and
                                           Chief Financial Officer